                                                                     Exhibit 4.D
                                                                [CONFORMED COPY]

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                          FIFTH SUPPLEMENTAL INDENTURE

                                    BETWEEN

                          NATIONAL STEEL CORPORATION,

                       FIRST NATIONAL CITY TRUST COMPANY

                                      AND

                            FIRST NATIONAL CITY BANK

                            Dated as of May 1, 1962




                              ------------------

       Resignation of First National City Trust Company, as Trustee, and
         Appointment of First National City Bank, as Successor Trustee

                              ------------------


            Supplemental to Indenture of Mortgage and Deed of Trust
                               Dated May 1, 1952


================================================================================

     THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of May 1, 1962, between NATIONAL STEEL CORPORATION, a corporation duly organized and existing under and by virtue of the laws of the State of Delaware (hereinafter called the "Company"), FIRST NATIONAL CITY TRUST COMPANY (formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under and by virtue of the laws of the United States of America, and FIRST NATIONAL CITY BANK, a national banking association incorporated and existing under and by virtue of the laws of the United States of America;

     WHEREAS, the Company heretofore executed and delivered to City Bank Farmers Trust Company and Ralph E. Morton, as Trustees, its Indenture of Mortgage and Deed of Trust dated May 1, 1952; and

     WHEREAS, said Indenture of Mortgage and Deed of Trust has been heretofore amended and supplemented by a FIRST Supplemental Indenture dated as of November 1, 1956, a Second Supplemental Indenture dated as of January 1, 1957, a Third Supplemental Indenture dated as of June 1, 1959 and a Fourth Supplemental Indenture dated as of December 1, 1960 (the Indenture of Mortgage and Deed of Trust as so amended and supplemented by such Supplemental Indentures or otherwise being hereinafter called the "Indenture"); and

     WHEREAS, the Indenture provides in Section 14.05 of Article Fourteen that the Trustee thereunder may resign and be discharged from the trust created by the Indenture by giving written notice thereof to the Company specifying the date when such resignation shall take effect, and by publishing such notice in the manner provided in such Section 14.05; and the Indenture provides that such resignation shall take effect on the date specified in such notice unless previously a successor Trustee shall have been appointed in the manner provided in such Section 14.05 and in Section 14.06 of such Article Fourteen; and

     WHEREAS, First National City Trust Company, pursuant to the provisions of such Section 14.05, has given written notice to the Company of its resignation as Trustee under the Indenture, such resignation to take effect on the earlier of June 1, 1962 and the date of the appointment of a successor to it as Trustee under the Indenture and notice of such resignation has been published in accordance with the provisions of the Indenture; and

     WHEREAS, the Indenture provides in said Section 14.05 that in case the Trustee thereunder shall resign, and until the appointment of a successor by the holders of a majority in principal amount of the bonds issued under the Indenture and at the time outstanding, a successor Trustee shall be appointed by the Company, and no successor has been so appointed by the bondholders; and

     WHEREAS, the Company desires to appoint First National City Bank as successor Trustee and First National City Bank is willing to accept such appointment; and

     WHEREAS, First National City Bank represents that it is eligible under
Section 14.05 of Article Fourteen of the Indenture and is not disqualified under any of the provisions of Section 14.04 of Article Fourteen of the Indenture to be appointed successor Trustee thereunder;

     NOW, THEREFORE, in consideration of the premises, THIS SUPPLEMENTAL
INDENTURE


                             W I T N E S S E T H :

     FIRST. The Company, in the exercise of the authority vested in it pursuant to Section 14.05 of Article Fourteen of the Indenture, and by order of its Board of Directors, hereby appoints First National City Bank to be the successor Trustee thereunder, with all the estates, properties, rights, powers and trusts of First National City Trust Company as predecessor in the trust under the Indenture, such appointment to be effective on the date hereof.

     SECOND. First National City Bank hereby accepts its appointment as successor Trustee under the Indenture, effective on the date hereof, and assumes the duties of the Trustee thereunder, subject to all the terms and provisions therein contained.

     THIRD. First National City Trust Company, as Trustee under the
Indenture, hereby conveys, assigns, transfers, sets over and confirms to such successor Trustee, and to its successors in such trust and its and their assigns, all the estates, properties, rights, powers, duties, trusts, title and interest vested in First National City Trust Company as such Trustee under the Indenture.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed in their respective corporate names by their respective officers thereunto duly authorized and their respective corporate seals to be hereto attached and to be duly attested, all as of the day and year FIRST above written.

                                         NATIONAL STEEL CORPORATION,

                                           By PAUL E. SHROADS
                                              PAUL E. SHROADS, Vice-President
Attest:
        GEORGE A. STINSON
   GEORGE A. STINSON, Secretary
                                                          [CORPORATE SEAL]
  Signed, sealed and delivered by
    NATIONAL STEEL CORPORATION
       in the presence of:

       WILLIAM S. SCHWOEBEL
       WILLIAM S. SCHWOEBEL

       JOHN E. LAUGHLIN, JR.
       JOHN E. LAUGHLIN, JR.

           As Witnesses

                                         FIRST NATIONAL CITY TRUST
                                           COMPANY,
                                           By J. E. ROBERTSON
                                              J. E. ROBERTSON, Vice President

Attest:
            J. N. KRUSE
    J. N. KRUSE, Assistant Cashier
                                                          [CORPORATE SEAL]
   Signed, sealed and delivered by
  FIRST NATIONAL CITY TRUST COMPANY
        in the presence of:

             J. F. NASH
             J. F. NASH

               A. HALL
               A. HALL

            As Witnesses

                                         FIRST NATIONAL CITY BANK,

                                           By E. F. MITCHELL
                                              E. F. MITCHELL, Vice President

[CORPORATE SEAL]
Attest:

                  D. NEIL
        D. NEIL, Assistant Cashier

      Signed, sealed and delivered by
         FIRST NATIONAL CITY BANK
           in the presence of:

                 J. F. NASH
                 J. F. NASH

                   A. HALL
                   A. HALL

                As Witnesses

COMMONWEALTH OF PENNSYLVANIA  )
                              )  ss.:
COUNTY OF ALLEGHENY           )

     I, ROBERT M. GUISER, the undersigned officer, a notary public duly qualified, commissioned, sworn and acting in and f or said County in said Commonwealth, hereby certify, that on this 1st day of May, 1962:

[INDIANA]

     Before me personally appeared National Steel Corporation by PAUL E. SHROADS and GEORGE A. STINSON, its Vice President and Secretary, respectively, and acknowledged the execution of the foregoing instrument;

[MICHIGAN]

     Before me appeared PAUL E. SHROADS, to me personally known, who, being by me duly sworn, did say that he is a Vice President of National Steel Corporation, one of the corporations named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and the said PAUL E. SHROADS acknowledged the said instrument to be the free act and deed of said corporation;

[MINNESOTA]

     Before me appeared PAUL E. SHROADS and GEORGE A. STINSON, to me personally known, who being by me duly sworn, did say that they are respectively a Vice President and the Secretary of National Steel Corporation, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that the instrument was executed on behalf of the corporation by authority of its Board of Directors, and the said PAUL E. SHROADS and GEORGE A. STINSON acknowledged said instrument to be the free act and deed of the corporation;

[OHIO]

     Personally appeared PAUL E. SHROADS and GEORGE A. STINSON, known to me to be the persons who, as a Vice President and the Secretary, respectively, of National Steel Corporation, one of the corporations which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and on behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its Board of Directors; and that the seal affixed to said instrument is the corporate seal of said corporation;

[WEST VIRGINIA]

     PAUL E. SHROADS and GEORGE A. STINSON who signed the writing above dated as of May 1, 1962, for National Steel Corporation, have this day in my said county, before me acknowledged the said writing to be the act and deed of said corporation; and

[WISCONSIN]

     Personally came before me PAUL E. SHROADS, a Vice President, and GEORGE A. STINSON, the Secretary of National Steel Corporation, to me known to be the persons who executed the foregoing instrument, and to me known to be such Vice President and Secretary of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal of office the day and year FIRST above written.

My Commission expires: Dec. 9, 1962

                                              ROBERT M. GUISER,
[NOTARIAL SEAL]                         ROBERT M. GUISER, Notary Public
                                        Pittsburgh, Allegheny County, Pa.
                                            My Commission Expires
                                                 Dec. 9, 1962

STATE OF NEW YORK,   )
                     )  ss.:
COUNTY OF NEW YORK,  )

     I, MAURICE E. FRANZONI, the undersigned officer, a notary public duly qualified, commissioned, sworn and acting in and for said County in said State, hereby certify, that on this 1st day of May, 1962:

[INDIANA]

     Before me personally appeared First National City Trust Company by J. E. ROBERTSON and J. N. KRUSE, a Vice President and an Assistant Cashier, respectively, and acknowledged the execution of the foregoing instrument;

[NEW YORK]

     Before me personally came J. E. ROBERTSON, to me known, who, being by me duly sworn, did depose and say that he resides at 3510 Avenue H, Brooklyn 10, New York; that he is a Vice President of First National City Trust Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority;

[MICHIGAN]

     Before me appeared J. E. ROBERTSON, to me personally known, who, being by me duly sworn, did say that he is a Vice President of First National City Trust Company, one of the corporations named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and the said J. E. ROBERTSON acknowledged the said instrument to be the free act and deed of said corporation;

[MINNESOTA]

     Before me appeared J. E. ROBERTSON and J. N. KRUSE, to me personally known, who, being by me duly sworn, did say that they are, respectively, a Vice President and an Assistant Cashier of First National City Trust Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that the instrument was executed on behalf of the corporation by authority of its Board of Directors, and the said J. E. ROBERTSON and J. N. KRUSE acknowledged said instrument to be the free act and deed of the corporation;

[OHIO]

     Personally appeared J. E. ROBERTSON and J. N. KRUSE, known to me to be the persons who, as a Vice President and an Assistant Cashier, respectively, of First National City Trust Company, one of the corporations which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and on behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its Board of Directors; and that the seal affixed to said instrument is the corporate seal of said corporation;

[WEST VIRGINIA]

     J. E. ROBERTSON and J. N. KRUSE who signed the writing above dated as of May 1, 1962, for First National City Trust Company, have this day in my said county, before me acknowledged the said writing to be the act and deed of said corporation; and

[WISCONSIN]

     Personally came before me J. E. ROBERTSON, a Vice President, and J. N. KRUSE, an Assistant Cashier of First National City Trust Company, to me known to be the persons who executed the foregoing instrument, and to me known to be such Vice President and an Assistant Cashier of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal of office the day and year first above written.

My Commission expires: March 30, 1963

[NOTARIAL SEAL]                               MAURICE E. FRANZONI
                                              MAURICE E. FRANZONI
[Certificate of County Clerk,            Notary Public, State of New York
New York County, New York]                       No. 52-1304250
                                           Qualified in Suffolk County
                                           Cert. Filed in N. Y. County
                                           Term Expires March 30, 1963

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK,      )

     I, MAURICE E. FRANZONI, the undersigned officer, a notary public duly qualified, commissioned, sworn and acting in and for said County in said State, hereby certify, that on this 1st day of May, 1962:

[INDIANA]

     Before me personally appeared FIRST NATIONAL CITY BANK by E. F. MITCHELL and D. NEIL, a Vice President and an Assistant Cashier, respectively, and acknowledged the execution of the foregoing instrument;

[NEW YORK]

     Before me personally came E. F. MITCHELL, to me known, who being by me duly sworn, did depose and say that he resides at 6515 Boulevard East, West New York, New Jersey; that he is a Vice President of First National City Bank, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority;

[MICHIGAN]

     Before me appeared E. F. MITCHELL, to me personally known, who, being by me duly sworn, did say that he is a Vice President of First National City Bank, one of the corporations named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and the said E. F. MITCHELL acknowledged the said instrument to be the free act and deed of said corporation;

[MINNESOTA]

     Before me appeared E. F. MITCHELL and D. NEIL, to me personally known, who, being by me duly sworn, did say that they are respectively a Vice President and an Assistant Cashier of First National City Bank, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that the instrument was executed on behalf of the corporation by authority of its Board of Directors, and the said E. F. MITCHELL and D. NEIL acknowledged said instrument to be the free act and deed of the corporation;

[OHIO]

     Personally appeared E. F. MITCHELL and D. NEIL, known to me to be the persons who, as a Vice President and an Assistant Cashier, respectively, of First National City Bank, one of the corporations which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and on behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively, and is the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its Board of Directors; and that the seal affixed to said instrument is the corporate seal of said corporation;

[WEST VIRGINIA]

     E. F. MITCHELL and D. NEIL who signed the writing above dated as of May 1, 1962, for First National City Bank, have this day in my said county, before me acknowledged the said writing to be the act and deed of said corporation; and

[WISCONSIN]

     Personally came before me E. F. MITCHELL, a Vice President, and D. NEIL, an Assistant Cashier of First National City Bank, to me known to be the persons who executed the foregoing instrument, and to me known to be such a Vice President and an Assistant Cashier of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal of office the day and year first above written.

My Commission expires: March 30, 1963

                                         MAURICE E. FRANZONI
                                         MAURICE E. FRANZONI
                                   Notary Public, State of New York
                                            No. 52-1304250
                                      Qualified in Suffolk County
                                      Cert. Filed in N. Y. County
                                      Term Expires March 30, 1963

                                                          [NOTARIAL SEAL]

               [MICHIGAN CHATTEL MORTGAGE CERTIFICATE PURSUANT TO
                    MICHIGAN STATUTES ANNOTATED (S) 26.929]


COMMONWEALTH OF PENNSYLVANIA,       )
                                    )  ss.:
COUNTY OF ALLEGHENY,                )

     On this 1st day of May, 1962, before me appeared PAUL E. SHROADS, to me personally known, who, being duly sworn, deposes and says that he is a Vice President of National Steel Corporation, named as one of the corporations in the foregoing instrument; that he makes this affidavit for said Corporation; that he has knowledge of the facts; and that the consideration of said instrument was actual and adequate; and that the same was given in good faith for the purposes therein set forth.


My Commission expires: Dec. 9, 1962
                                               PAUL E. SHROADS
                                      PAUL E. SHROADS, Vice President

                                                             [NOTARIAL SEAL]


                                     [Certificate of Prothonotary,
                                        Allegheny County, Pennsylvania]

Subscribed and sworn to before me
   this 1st day of May, 1962.

           ROBERT M. GUISER
    ROBERT M. GUISER, Notary Public
   Pittsburgh, Allegheny County, Pa.
        My Commission Expires
             Dec. 9, 1962

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